SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 1999

                                SEMX CORPORATION
         (formerly known as SEMICONDUCTOR PACKAGING MATERIALS CO., INC.)
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-10938

             Delaware                                         13-3584740
  (State of other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)

                       1 LABRIOLA COURT, ARMONK, NY 10504
          (Address of principal executive offices, including zip code)

                                 (914) 273-5500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

           On January 26, 1999, SEMX Corporation (the "Company") signed a definitive purchase agreement to sell its connector business ("Retconn") to Litton Systems, Inc ("Litton"). On February 19, 1999 (the "Closing Date") Litton acquired the specified assets and assumed certain liabilities of Retconn, as defined in the agreement, in consideration for a cash payment to the Company of $23.9 million. The liabilities Litton assumed amount to approximately $3.5 million, including notes payable and capital lease obligations due to third parties of $1.9 million, and $1.6 million of accounts payable and accrued expenses.

           The purchase agreement provides that the purchase price is subject to adjustment for changes in Retconn's Closing Date book value, as defined, from a reference balance sheet prepared as of October 31, 1998. Pending a review period, purchase price adjustments are due and payable by wire transfer within ten days of determination of the final closing balance sheet.

           On the Closing Date, the Company entered in various agreements with Buyer pursuant to the Purchase Agreement including a confidentiality agreement and a noncompetion agreement prohibiting the Company and its affiliates from competing with the connector business for a period of three years. The Company retained the right to acquire businesses partially engaged in the connector business, provided the acquired companies revenues from its connector business are less than $5.0 million per year and comprise less than 25% of its total revenues.

           On February 19, 1999 the Company entered into an agreement with its bank concerning the distribution of the $23.9 million proceeds from the sale of Retconn. Pursuant to the agreement, the Company repaid $15.1 million of term indebtedness and $7.1 million of revolving credit borrowings. In addition the Company paid approximately $1.7 million in transaction related fees and severance payments. The agreement also provided for the bank's forbearance of non-compliance with certain existing covenants and an extension of its revolving credit and interim term loan facilities through June 30, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired. Not applicable.

(b)      Pro Forma Financial Information.

         The following unaudited pro forma consolidated financial statements are filed with this report:

         Pro Forma Consolidated Balance Sheet as of September 30, 1998         4
         Pro Forma Consolidated Statements of Income:
           Year ended December 31, 1997                                        5
            Nine Months Ended September 30, 1998                               6
         Notes to Unaudited Pro Forma Consolidated Financial Statements        7

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                SEMX CORPORATION

         Date: March 5, 1999    By: /s/ Gilbert D. Raker
                                    -----------------------------------
                                    Name:  Gilbert D. Raker
                                    Title: Chairman of the Board
                                           and Chief Executive Officer

         Date:  March 5, 1999   By: /s/ Mark A. Koch
                                    -----------------------------------
                                    Name:  Mark A. Koch
                                    Title: Controller and Secretary

                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED BALANCE SHEET - UNAUDITED

                             (Dollars in thousands)


                                                                Historical                  Proforma Adjustments         Pro Forma
ASSETS                                                         September 30,  Historical                     Debt      September 30,
                                                                   1998         Retconn       Other        Paydown         1998
                                                               ------------   ----------   -----------   -----------   ------------
Current Assets:
  Cash and cash equivalents                                      $  1,529    $    235      $ 22,191 (1)  $ (22,191) (2)    1,294
  Accounts receivable,net                                           8,751       2,346                                      6,405
  Inventories                                                      13,692       6,474                                      7,218
  Prepaid expenses and other current assets                         2,119          83                                      2,036
                                                                 --------    --------      --------      --------       --------
Total current assets                                               26,091       9,138        22,191       (22,191)        16,953

Property, Plant and Equipment, net                                 43,953       1,244                                     42,709

Other Assets-net of accumulated amortization
  Technology rights and intellectual property                       1,083                                                  1,083
  Goodwill                                                         19,196       7,034                                     12,162
  Other                                                             1,694          70                                      1,624
                                                                 --------    --------      --------      --------       --------
Total other assets                                                 21,973       7,104                                     14,869
                                                                 --------    --------      --------      --------       --------
Total Assets                                                     $ 92,017    $ 17,486      $ 22,191      $(22,191)      $ 74,531
                                                                 ========    ========      ========      ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Revolving credit facility                                      $ 11,800    $     --                    $ (7,141) (2)  $  4,659
  Current portion of long-term debt                                 5,723       1,484         1,200 (1)    (4,200) (2)     1,239
  Accounts payable                                                  5,276       1,152                                      4,124
  Current portion of obligations under capital leases               2,535          52                                      2,483
    Income taxes payable                                             (831)      1,082         6,038 (1)                    4,125
  Accrued expenses                                                  2,280         459                                      1,821
                                                                 --------    --------      --------      --------       --------
Total current liabilities                                          26,783       4,229         7,238       (11,341)        18,451
                                                                 --------    --------      --------      --------       --------

Deferred income taxes                                               2,012                      (200)(1)                    1,812
Long-term debt                                                     18,946       4,405         3,100 (1)   (10,850) (2)     6,791
Revolving credit facility                                              --          --                                         --
Obligations under capital leases                                    6,812         357                                      6,455
                                                                 --------    --------      --------      --------       --------
Total Liabilities                                                  54,553       8,991        10,138       (22,191)        33,509
                                                                 --------    --------      --------      --------       --------

Minority Interest in Subsidiary                                     1,152                                                  1,152
                                                                 --------    --------      --------      --------       --------
Shareholders' Equity:
  Preferred stock-$.10 par value; authorized 1,000,000
    shares, none issued                                                --          --                                         --
  Common stock-$.10 par value; authorized 20,000,000                                                                           0
    shares, issued 6,375,616 shares                                   638                                                    638
  Additional paid-in-capital                                       28,199       5,895         5,895 (1)                   28,199
  Accumulated other comphrehensive income                             (97)                                                   (97)
  Retained earnings                                                 7,784       2,600         6,158 (1)                   11,342
                                                                 --------    --------      --------      --------       --------
                                                                   36,524       8,495        12,053                       40,082
  Less: Treasury stock: 334,600  shares,  at cost                     212           0                                        212
                                                                 --------    --------      --------      --------       --------
Shareholders' Equity                                               36,312       8,495        12,053                       39,870
                                                                 --------    --------      --------      --------       --------
Total Liabilities And Shareholders' Equity                       $ 92,017    $ 17,486      $ 22,191      $(22,191)      $ 74,531
                                                                 ========    ========      ========      ========       ========

        See notes to unaudited proforma consolidated financial statements

                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
              PROFORMA CONSOLIDATED STATEMENT OF INCOME - UNAUDITED

                 (Dollars in thousands except per share amounts)

                                                       Historical                                                 ProForma
                                                      Consolidated        Historical          Proforma          Consolidated
                                                          SEMX              Retconn         Adjustments             SEMX
                                                        12/31/97           12/31/97           12/31/97            12/31/97
                                                       ----------         ----------         ----------          ----------
                                                                          (unaudited)        (unaudited)         (unaudited)
Net Sales                                              $   48,029         $   16,445                             $   31,584
Service Revenue                                            23,047                                                    23,047
                                                       ----------         ----------         ----------          ----------
Total Revenue                                              71,076             16,445                                 54,631

Cost of Goods Sold                                         33,185             11,147                                 22,038
Cost of Services Performed                                 17,514                                                    17,514
                                                       ----------         ----------         ----------          ----------
  Total                                                    50,699             11,147                                 39,552
                                                       ----------         ----------         ----------          ----------
Gross Profit                                               20,377              5,298                                 15,079

Selling, General and Administrative Expense                11,992              2,455                330 (1)           9,867
                                                       ----------         ----------         ----------          ----------
Operating Income                                            8,385              2,843               (330)              5,212

Interest Expense (Net)                                      2,601                592             (1,248)(1)(2)          761
                                                       ----------         ----------         ----------          ----------

Income Before Provision for Income
  Taxes and Minority Interest in Loss of
  Consolidated Subsidiary                                   5,784              2,251                918               4,451
Provision  for Income Taxes                                 2,214                940                367 (3)           1,641
                                                       ----------         ----------         ----------          ----------

Income Before Minority Interest in Loss
  of Consolidated Subsidiary                                3,570              1,311                551               2,810

Minority Interest in Loss of Consolidated Subsidiary          222                                                       222
                                                       ----------         ----------         ----------          ----------
Net Income                                             $    3,792         $    1,311         $      551          $    3,032
                                                       ==========         ==========         ==========          ==========
Basic Income per Common Share                          $      .62                                                $      .50
Diluted Income per Common Share                        $      .61                                                $      .49

Weighted Average Number of Common
Shares Outstanding - Basic                              6,069,954                                                 6,069,954
Weighted Average Number of Common
Shares Outstanding - Diluted                            6,232,490                                                 6,232,490

        See notes to unaudited proforma consolidated financial statements

                         PRO FORMA FINANCIAL INFORMATION
                        SEMX CORPORATION AND SUBSIDIARIES
              PROFORMA CONSOLIDATED STATEMENT OF INCOME - UNAUDITED

                 (Dollars in thousands except per share amounts)


                                                       Historical                                                 ProForma
                                                      Consolidated       Historical           Proforma          Consolidated
                                                          SEMX             Retconn           Adjustments             SEMX
                                                         9/30/98           9/30/98             9/30/98             9/30/98
                                                      ------------       -----------         -----------        ------------
Net Sales                                              $   36,988         $   14,117                             $   22,871
Service Revenue                                            13,917                                                    13,917
                                                       ----------         ----------         ----------          ----------
Total Revenue                                              50,905             14,117                                 36,788

Cost of Goods Sold                                         26,144              9,637                                 16,507
Cost of Services Performed                                 11,380                                                    11,380
                                                       ----------         ----------         ----------          ----------
  Total                                                    37,524              9,637                                 27,887
                                                       ----------         ----------         ----------          ----------

Gross Profit                                               13,381              4,480                                  8,901

Selling, General and Administrative Expense                10,983              2,667                408 (1)           8,724
Restructuring Charge                                        1,950                                                     1,950
                                                       ----------         ----------         ----------          ----------
Operating Income                                              448              1,813               (408)             (1,773)

Interest Expense (Net)                                      2,697                558               (868)(1)(2)        1,271
                                                       ----------         ----------         ----------          ----------

Income (Loss) Before Provision for Income

  Taxes and Minority Interest in Loss of
  Consolidated Subsidiary                                  (2,249)             1,255                460              (3,044)
Provision (Credit) for Income Taxes                          (751)               545                184 (3)          (1,112)
                                                       ----------         ----------         ----------          ----------
Income (Loss) Before Minority Interest in Loss
  of Consolidated Subsidiary                               (1,498)               710                276              (1,932)

Minority Interest in Loss of Consolidated Subsidiary          255                                                       255
                                                       ----------         ----------         ----------          ----------
Net Income (Loss)                                      $   (1,243)        $      710         $      276          $   (1,677)
                                                       ==========         ==========         ==========          ==========

Basic Income (Loss) per Common Share                   $     (.21)                                               $     (.28)
Diluted Income (Loss) per Common Share                 $     (.21)                                               $     (.28)

Weighted Average Number of Common
Shares Outstanding - Basic                              6,057,710                                                 6,057,710
Weighted Average Number of Common
Shares Outstanding - Diluted                            6,057,710                                                 6,057,710

        See notes to unaudited proforma consolidated financial statements

                        SEMX CORPORATION AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The Pro Forma Consolidated Balance Sheet reflects the financial position of the Company after giving effect to the disposition of the assets and liabilities of Retconn discussed in Item 2 as if the disposition took place on September 30, 1998. The Pro Forma Consolidated Statements of Income for the fiscal year ended December 31, 1997 and the nine months ended September 30, 1998 assume that the disposition occurred on January 1, 1997 and 1998, respectively and are based on the operations of the Company for the periods then ended. Such pro forma financial statements also reflect the paydown of $15,050 of term debt and $7,141 in revolving credit borrowings with the proceeds from the Retconn sale and the resulting reduction in interest expense.

The unaudited pro forma consolidated financial statements have been prepared by the Company based on adjustments necessary to reflect the disposition. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or the results of operations that would have actually occurred had the transaction been effective as of the periods presented.

CONSOLIDATED PROFORMA BALANCE SHEET

1) To record $23,871 selling price, less legal and transaction fees of $1,680 versus the net assets of Retconn amounting to $8,495, adjusted for liabilities not assumed by Litton including $4,300 of allocated debt and $1,082 of allocated income taxes payable. Transaction results in a pretax gain of $8,314, less net taxes of $4,756 for a gain of $3,558 posted to retained earnings.

2) To record paydown of $15,050 bank term debt and $7,141 revolving credit debt with proceeds from Retconn Sale.

CONSOLIDATED STATEMENT OF INCOME

Year Ended December 31, 1997

1) Adjustment to record allocated corporate charges of $330 and allocated interest expense of $527 included in Retconn's historical results that remain at the SEMX level.

2) Adjustment to record $1,775 reduction of consolidated interest expense due to repayment of $15,050 of 8% bank term debt and $7,141 of revolving credit debt with proceeds from sale of Retconn.

3) To record tax effect of above transactions at an estimated effective rate of 40%

CONSOLIDATED STATEMENT OF INCOME

Nine Months Ended September 30, 1998.

1) Adjustment to record allocated corporate charges of $408 and allocated interest expense of $463 included in Retconn's historical results that remain at the SEMX level.

2) Adjustment to record $1,331 reduction of consolidated interest expense due to repayment of $15,050 of 8% bank term debt and $7,141 of revolving credit debt with proceeds from sale of Retconn.

3) To record tax effect of the above transactions at an estimated effective rate of 40%,